                                                                 EXHIBIT 9(b)(5)

                                   EXHIBIT 1

                                 LIST OF FUNDS


AIM ADVISOR FUNDS, INC.

                 Portfolios:                                Classes:
         AIM Advisor Cash Management Fund          Class A and Class C Shares
         AIM Advisor Flex Fund                     Class A and Class C Shares
         AIM Advisor Income Fund                   Class A and Class C Shares
         AIM Advisor International Value Fund      Class A and Class C Shares
         AIM Advisor Large Cap Value Fund          Class A and Class C Shares
         AIM Advisor MultiFlex Fund                Class A and Class C Shares
         AIM Advisor Real Estate Fund              Class A and Class C Shares

AIM EQUITY FUNDS, INC.

                 Portfolios:                                Classes:
         AIM Blue Chip Fund                        Class A, Class B and Class C Shares
         AIM Capital Development Fund              Class A, Class B and Class C Shares
         AIM Charter Fund                          Class A, Class B and Class C Shares
         AIM Weingarten Fund                       Class A, Class B and Class C Shares
         AIM Aggressive Growth Fund                Class A Shares
         AIM Constellation Fund                    Class A and Class C Shares

AIM FUNDS GROUP

                 Portfolios:                                Classes:
         AIM Balanced Fund                         Class A, Class B and Class C Shares
         AIM Global Utilities Fund                 Class A, Class B and Class C Shares
         AIM Growth Fund                           Class A, Class B and Class C Shares
         AIM High Yield Fund                       Class A, Class B and Class C Shares
         AIM Income Fund                           Class A, Class B and Class C Shares
         AIM Intermediate Government Fund          Class A, Class B and Class C Shares
         AIM Municipal Bond Fund                   Class A, Class B and Class C Shares
         AIM Value Fund                            Class A, Class B and Class C Shares
         AIM Money Market Fund                     Class A, Class B, Class C and AIM Cash
                                                          Reserve Shares

AIM INTERNATIONAL FUNDS, INC.

                 Portfolios:                                        Classes:
         AIM International Equity Fund             Class A, Class B and Class C Shares
         AIM Global Aggressive Growth Fund         Class A, Class B and Class C Shares
         AIM Global Growth Fund                    Class A, Class B and Class C Shares
         AIM Global Income Fund                    Class A, Class B and Class C Shares
         AIM Asian Growth Fund                     Class A, Class B and Class C Shares
         AIM European Development Fund             Class A, Class B and Class C Shares

AIM INVESTMENT SECURITIES FUNDS

                 Portfolios:                                        Classes:
         Limited Maturity Treasury Portfolio                AIM Limited Maturity Treasury Shares

AIM TAX-EXEMPT FUNDS, INC.

                 Portfolios:                                        Classes:
         AIM Tax-Exempt Cash Fund                           Class A Shares
         AIM Tax-Exempt Bond Fund
           Of Connecticut                                   Class A Shares
         Intermediate Portfolio                             AIM Tax-Free Intermediate Shares -
                                                                    Class A


On behalf of the Funds and respective Portfolios and Classes as set forth in this Exhibit 1, which may be amended from time to time.


By:    /s/ ROBERT H. GRAHAM

Title:   President


FIRST DATA INVESTOR SERVICES GROUP, INC.


By:   /s/ LEONARD A. WEISS

Title:   EVP AND CFO



Effective as of August 4, 1997.